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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported): September 10, 2001


                          MIDWAY AIRLINES CORPORATION
            (Exact name of registrant as specified in its charter)

                                   DELAWARE
                (State or other jurisdiction of incorporation)

          000-23447                                      36-3915637
    (Commission File Number)                (IRS Employer Identification No.)

                          2801 Slater Road, Suite 200
                          Morrisville, North Carolina                 27560
                   (Address of principal executive offices)        (Zip Code)


                                (919) 595-6000
             (Registrant's telephone number, including area code)
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     Item 5. Other Events.

     Midway Airlines Corporation (the "Company") announced today that due to its August 13/th/ filing for reorganization under Chapter 11 of the U.S. Bankruptcy Code, it no longer complies with the requirements for the continued listing of its common stock (MDWYQ) on the Nasdaq National Market. The common stock will therefore be delisted from trading effective September 8, 2001. Trading on this stock has been halted since the August 13/th/ reorganization filing.

     Due to the uncertainties surrounding the value of the common stock post-reorganization, the company has no plans to list the securities for trading on another exchange at this time.

     The Company issued a press release filed herewith as Exhibit 99.

     Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (c)  Exhibits

          99 Press Release, dated September 7, 2001

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